SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                          NATIONAL RESEARCH CORPORATION
                        ---------------------------------
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)   Title of each class of securities to which transaction applies:

       2)   Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)   Proposed maximum aggregate value of transaction:

       5)   Total fee paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:

       2)   Form, Schedule or Registration Statement No.:

       3)   Filing Party:

       4)   Date Filed:

                          NATIONAL RESEARCH CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 1, 2002


To the Shareholders of
     National Research Corporation:


         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of National Research Corporation will be held on Wednesday, May 1, 2002, at 10:00 A.M., local time, at our corporate offices located at 1245 "Q" Street, Lincoln, Nebraska 68508, for the following purposes:

              1. To elect two directors to hold office until the 2005 annual meeting of shareholders and until their successors are duly elected and qualified.

              2. To act upon a proposal to approve the National Research Corporation 2001 Equity Incentive Plan.

              3. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The close of business on March 15, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

         A proxy for the meeting and a proxy statement are enclosed herewith.

                                             By Order of the Board of Directors
                                             NATIONAL RESEARCH CORPORATION


                                             Patrick E. Beans
                                             Secretary


Lincoln, Nebraska
April 5, 2002




YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, SIGN EXACTLY AS YOUR NAME APPEARS THEREON AND RETURN IMMEDIATELY.

                          NATIONAL RESEARCH CORPORATION
                                 1245 "Q" Street
                             Lincoln, Nebraska 68508

                                 PROXY STATEMENT
                                       For
                         ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 1, 2002

         This proxy statement is being furnished to shareholders by the Board of Directors (the "Board") of National Research Corporation (the "Company") beginning on or about April 5, 2002 in connection with a solicitation of proxies by the Board for use at the annual meeting of shareholders to be held on Wednesday, May 1, 2002, at 10:00 A.M., local time, at the Company's corporate offices located at 1245 "Q" Street, Lincoln, Nebraska 68508, and all adjournments or postponements thereof (the "Annual Meeting") for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

         Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting.

         A proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted FOR the two persons nominated for election as directors referred to herein, FOR the proposal to approve the National Research Corporation 2001 Equity Incentive Plan (the "2001 Equity Incentive Plan") and on such other business or matters which may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. Other than the election of two directors and the proposal to approve the 2001 Equity Incentive Plan, the Board has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting.

         Only holders of record of the Company's common stock, $.001 par value per share (the "Common Stock"), at the close of business on March 15, 2002 are entitled to vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote 7,104,466 shares of Common Stock, each of which is entitled to one vote per share.


                              ELECTION OF DIRECTORS

         The Company's By-Laws provide that the directors shall be divided into three classes, with staggered terms of three years each. At the Annual Meeting, the shareholders will elect two directors to hold office until the 2005 annual meeting of shareholders and until their successors are duly elected and qualified. Unless shareholders otherwise specify, the shares represented by the proxies received will be voted in favor of the election as directors of the persons named as nominees herein. The Board has no reason to believe that the listed nominees will be unable or unwilling to serve as directors if elected. However, in the event that any nominee should be unable to serve or for good cause will not serve, the shares represented by proxies received will be voted for another nominee selected by the Board. Each director will be elected by a plurality of the votes cast at the Annual Meeting (assuming a quorum is present). Consequently, any shares not voted at the Annual Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of the directors. Votes will be tabulated by an inspector of elections appointed by the Board.

         The following sets forth certain information, as of March 15, 2002, about the Board's nominees for election at the Annual Meeting and each director of the Company whose term will continue after the Annual Meeting.

                   Nominees for Election at the Annual Meeting

                    Term expiring at the 2005 Annual Meeting

         JOANN M. MARTIN, 47, has served as a director of the Company since June 2001. Ms. Martin has served as the Executive Vice President and Chief Financial Officer of Ameritas Holding Company and as the Senior Vice President, Chief Financial Officer and Corporate Treasurer of Ameritas Acacia Mutual Holding Company, both insurance and financial services companies (collectively, "Ameritas"), since January 1999. Prior thereto, Ms. Martin served as Chief Financial Officer of Ameritas for more than the last five years. Ms. Martin has served as an officer of Ameritas and/or its affiliates since 1988. Ms. Martin is also a director of the Nebraska Society of CPAs Foundation and of several affiliates of Ameritas.


         PAUL C. SCHORR, III, 65, has served as a director of the Company since February 1998. Mr. Schorr has been the President and Chief Executive Officer of ComCor Holding Inc., an electrical contractor specializing in construction consulting services, since 1987. Mr. Schorr is also a director of Austins Steaks & Saloon, Inc. and Ameritas Life Insurance Corp.

THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE "FOR" SUCH NOMINEES. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" SUCH NOMINEES.

                         Directors Continuing in Office

                    Terms expiring at the 2003 Annual Meeting

         MICHAEL D. HAYS, 47, has served as President and Chief Executive Officer and as a director since he founded the Company in 1981. Prior thereto, Mr. Hays served for seven years as a Vice President and a director of SRI Research Center, Inc. (n/k/a the Gallup Organization).

         JOHN N. NUNNELLY, 49, has served as a director of the Company since December 1997. Mr. Nunnelly has been the Group President, Financial and Administrative Solutions Division of the Information Solutions division of McKesson Corporation, a leader in the healthcare information industry, since January 1999. Mr. Nunnelly previously served as the Senior Vice President and General Manager for three business units (Amherst Product Group, the Managed Care Group and the Springfield Company Group) of McKesson Corporation since 1988, and has also served McKesson Corporation in various other positions during his seventeen-year tenure with the firm.

                    Terms expiring at the 2004 Annual Meeting

         Patrick E. Beans, 44, has served as Vice President, Treasurer, Chief Financial Officer and Secretary and a director of the Company since 1997 and as the principal financial officer since he joined the Company in August 1994. From June 1993 until joining the Company, Mr. Beans was the finance director for the Central Interstate Low-Level Radioactive Waste Commission, a five-state compact developing a low-level radioactive waste disposal plan. From 1979 to 1988 and from June 1992 to June 1993, he practiced as a certified public accountant.


                               BOARD OF DIRECTORS

GENERAL

         The Board has standing Audit and Compensation Committees. In accordance with its formal written charter adopted by the Board, the Audit Committee's primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (2) review and appraise the audit efforts of the Company's independent auditors; and (3) provide an open avenue of communication among the independent auditors, financial and senior management, and the Board. The Audit Committee presently consists of John N. Nunnelly (Chairman), JoAnn M. Martin and Paul C. Schorr, III, each of whom is independent as defined in Rule 4200(A)(15) of the listing standards of the National Association of Securities Dealers, Inc. The Audit Committee held two meetings in 2001.

         The Compensation Committee reviews and recommends to the Board the compensation structure for the Company's directors, officers and other managerial personnel, including salary rates, participation in incentive compensation and benefit plans, fringe benefits, non-cash perquisites and other forms of compensation, and administers the National Research Corporation 1997 Equity Incentive Plan (the "1997 Equity Incentive Plan"), under which no additional awards may be granted, the 2001 Equity Incentive Plan and the National Research Corporation Director Stock Plan (the "Director Plan"). Paul C. Schorr, III (Chairman) and John N. Nunnelly are the current members of the Compensation Committee. The Compensation Committee held four meetings in 2001.

         The Board has no standing nominating committee. The Board selects the director nominees to stand for election at the Company's annual meetings of shareholders and to fill vacancies occurring on the Board. The Board will consider nominees recommended by shareholders, but has no established procedures which shareholders must follow to make a recommendation. The Company's By-Laws also provide for shareholder nominations of candidates for election as directors. These provisions require such nominations to be made pursuant to timely notice (as specified in the By-Laws) in writing to the Secretary of the Company. The shareholder's notice must contain information relating to the nominee which is required to be disclosed by the Company's By-Laws and the Securities Exchange Act of 1934.

         The Board held four meetings in 2001. Each director attended all of the meetings of the Board held during the period for which he or she was a director in 2001 and all of the meetings held by all committees of the Board on which such director served during the period that the director so served in 2001.

DIRECTOR COMPENSATION

         Directors who are executive officers of the Company receive no compensation for service as members of either the Board or committees thereof. Directors who are not executive officers of the Company receive an annual retainer of $10,000 and a fee of $500 for each committee meeting attended.

Additionally, directors are reimbursed for out-of-pocket expenses associated with attending meetings of the Board and committees thereof.

         Pursuant to the Director Plan, each director who is not an associate (i.e., employee) of the Company receives an annual grant of an option to purchase 1,000 shares of Common Stock on the date of each annual meeting of shareholders. The options have an exercise price equal to the fair market value of the Common Stock on the date of grant and vest one year after the grant date.


                          REPORT OF THE AUDIT COMMITTEE


         The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls.

         The Audit Committee reviews the Company's financial reporting process on behalf of the Board. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2001 Annual Report on Form 10-K with the Company's management and independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

         The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. In addition, the Company's independent auditors provided to the Audit Committee the written disclosures required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent auditors their independence. The Audit Committee considered whether the independent auditors' provision of non-audit services is compatible with maintaining the independent auditors' independence. The fees to the independent auditors for 2001 were as follows:

         Audit fees, excluding audit related fees               $60,680
                                                                =======
         Financial information systems
           design and implementation fees(1)                         $0
                                                                     ==
         All other fees:
              Audit related fees(2)                             $59,937
              Other non-audit services(3)                       $12,845
                                                                -------
         Total all other fees                                   $72,782
                                                                =======
------------
(1) Financial information systems design and implementation consists of consulting for enterprise-wide financial information systems.
(2) Audit related fees consisted primarily of acquisition audit and due diligence assistance related to the purchase of The Picker Institute survey business.
(3) Other non-audit fees consisted of tax compliance services.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the SEC.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

                                 AUDIT COMMITTEE

                           John N. Nunnelly, Chairman
                                 JoAnn M. Martin
                               Paul C. Schorr, III


                             PRINCIPAL SHAREHOLDERS


         The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 15, 2002 by: (i) each director and nominee; (ii) each of the executive officers named in the Summary Compensation Table set forth below; (iii) all of the directors, nominees and executive officers (including the executive officers named in the Summary Compensation Table) as a group; and (iv) each person or other entity known by the Company to own beneficially more than 5% of the Common Stock. Except as otherwise indicated in the footnotes, each of the holders listed below has sole voting and investment power over the shares beneficially owned.

                                                         Shares of                Percent of
                                                        Common Stock             Common Stock
       Name of Beneficial Owner                      Beneficially Owned       Beneficially Owned
       ------------------------                      ------------------       ------------------
Michael D. Hays(1)...........................            4,850,773                   68.3%

Jona S. Raasch...............................               73,540(2)(5)             1.0%

Patrick E. Beans.............................               70,412(3)(5)               *

Paul C. Schorr, III..........................               13,000(4)(5)               *

John N. Nunnelly.............................                8,800(5)                  *

JoAnn M. Martin..............................                  500                     *

All directors, nominees and executive
officers as a group (6 persons)..............            5,017,025(5)                70.4%

-----------------------
* Denotes less than 1%.

(1)      The address of Michael D. Hays is 1245 "Q" Street, Lincoln, Nebraska
         68508.

(2) Includes 1,000 shares owned by Ms. Raasch's husband, 1,350 shares held by Ms. Raasch as power of attorney for her father and 100 shares owned by Ms. Raasch's minor children.

(3) Includes 1,500 shares held by Mr. Beans as custodian for his minor children and 26,737 shares owned by four trusts for which Mr. Beans is the sole trustee.

(4)      Includes 1,000 shares owned by The Schorr Family Company, Inc., which
         Mr. Schorr manages, and 8,000 shares owned by Mr. Schorr's wife.

(5) Includes shares of Common Stock that may be purchased under stock options which are currently exercisable or exercisable within 60 days of March 15, 2002, as follows: Ms. Raasch, 5,000 shares; Mr. Beans, 7,500 shares; Mr. Schorr, 4,000 shares; Mr. Nunnelly, 4,000 shares; and all directors, nominees and executive officers as a group, 20,500 shares.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION INFORMATION

         The following table sets forth certain information concerning the compensation earned in each of the last three fiscal years by the Company's Chief Executive Officer and each of the Company's two other most highly compensated executive officers whose total cash compensation exceeded $100,000 in the fiscal year ended December 31, 2001. The persons named in the table are sometimes referred to herein as the "named executive officers."

                                      SUMMARY COMPENSATION TABLE

                                                                                     Long-Term Compensation
                                                                                   ---------------------------
                                                 Annual Compensation                  Awards         Payouts
                                         --------------------------------------     Securities      Long-Term
                                                                   Other Annual     Underlying      Incentive        All Other
           Name and                                                Compensation       Stock       Compensation      Compensation
      Principal Position         Year    Salary($)    Bonus($)       ($)(1)         Options(#)     Payouts($)           ($)
      ------------------         ----    ---------    --------     ------------     ----------     ----------       ------------
Michael D. Hays                  2001    $140,000     $26,250             --              --           --             $1,523(2)
  President and Chief            2000     140,000      43,750             --              --           --              1,523
  Executive Officer              1999     140,000          --             --              --           --              1,523


Jona S. Raasch                   2001     120,000      22,500             --          10,435           --                 --
  Vice President and Chief       2000     120,000      37,500             --              --           --                 --
  Operations Officer             1999     120,000          --             --           7,500           --                 --


Patrick E. Beans                 2001     100,000      16,875             --           6,429           --                 --
  Vice President, Treasurer      2000     100,000      28,125             --              --           --                 --
  and Chief Financial Officer    1999     100,000          --             --          11,250           --                 --

-----------

(1) Certain personal benefits provided by the Company to the named executive officers are not included in the table. The aggregate amount of such personal benefits for each named executive officer in each year reflected in the table did not exceed the lesser of $50,000 or 10% of the sum of such officer's salary and bonus in each respective year.

(2) Premiums for disability insurance paid by the Company for the benefit of Mr. Hays.

STOCK OPTIONS

         The Company has in effect the 1997 Equity Incentive Plan and the 2001 Equity Incentive Plan (which is subject to approval by the shareholders at the Annual Meeting) pursuant to which options to purchase Common Stock may be granted to associates (i.e., employees) of the Company, including officers and associate-directors. The following table presents certain information as to grants of stock options made during 2001 to Jona S. Raasch and Patrick E. Beans. No other named executive officer was granted options in 2001.

                              OPTION GRANTS IN 2001
                                                                                       Potential Realizable Value at
                                                                                          Assumed Annual Rates of
                                        Individual Grants                               Stock Price Appreciation for
                         -----------------------------------------------------------           Option Term (2)
                            Number of       Percent of                                 ------------------------------
                           Securities     Total Options                                 At 0%      At 5%      At 10%
                           Underlying       Granted to     Exercise or                  Annual     Annual     Annual
                             Options       Employees in    Base Price     Expiration    Growth     Growth     Growth
         Name            Granted (#)(I)       2001          ($/Share)        Date        Rate       Rate       Rate
         ----            --------------   --------------  -------------   ----------   -------     ------     -------
Jona S. Raasch........       10,435           16.0%           $5.75        12/4/06         0       $16,577    $36,361

Patrick E. Beans......        6,429            9.9%           $7.00        12/26/06        0       $12,433    $27,475

-----------

(1) The options reflected in the table (which are nonstatutory options for purposes of the Internal Revenue Code) will each become exercisable in 33 1/3% increments annually over the three-year period from its date of grant.

(2) This presentation is intended to disclose the potential value which would accrue to the optionee if the options were exercised the day before they would expire and if the per share value had appreciated at the compounded annual rate indicated in each column. The assumed rates of appreciation of 5% and 10% are prescribed by the rules of the Securities and Exchange Commission regarding disclosure of executive compensation. The assumed annual rates of appreciation are not intended to forecast possible future appreciation, if any, with respect to the price of the Common Stock.

         The following table sets forth information regarding the exercise of stock options by the named executive officers during 2001 and the year-end value of unexercised options held by such persons. Mr. Hays did not hold any options to acquire Common Stock as of December 31, 2001 and is accordingly not reflected in the table.

                                    AGGREGATED OPTION EXERCISES IN 2001
                               FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                 Number of Securities
                                                                Underlying Unexercised            Value of Unexercised
                                                                   Options at Fiscal              In-the-Money Options
                                Shares                               Year-End(#)                at Fiscal Year-End ($)(1)
                              Acquired on        Value       -----------------------------    -----------------------------
         Name                Exercise (#)     Realized($)    Exercisable     Unexercisable    Exercisable     Unexercisable
         ----                ------------     -----------    -----------     -------------    -----------     -------------
Jona S. Raasch........            --               --            5,000           12,935          $11,300          $10,972

Patrick E. Beans......            --               --            7,500           10,179          $16,950          $8,475

-----------

(1) The dollar values are calculated by determining the difference between the fair market value of the underlying Common Stock and the exercise price of the options at exercise or fiscal year-end, respectively.

REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board is responsible for all aspects of the Company's compensation package offered to its corporate officers, including the named executive officers. The following report was prepared by members of the Compensation Committee.

         The Company's executive compensation program is designed to promote a strong, direct relationship between performance (on both a Company and individual level) and compensation and to base compensation on the Company's quarterly, annual and long-term performance goals by rewarding above-average corporate performance and recognizing individual initiative and achievement. The Company has developed an overall compensation strategy and specific compensation plans that are intended to be an effective tool for fostering the creation of shareholder value and the execution of the Company's business plan. The overall objectives of this strategy are to make executive compensation generally competitive, with a substantial portion of such compensation contingent upon Company and individual performance, and to encourage equity ownership by the Company's executive officers so that their interests are closely aligned with the interests of shareholders.

         During 1996, the Company retained a nationally-recognized compensation consultant to advise it with respect to compensation issues. The first step in the overall review of executive compensation was an analysis of the duties and responsibilities of each Company executive. Subsequently, the Company's consultant compared the compensation for each Company executive with general market data for individuals with comparable job responsibilities. The Company's consultant summarized its conclusions on Company executive compensation in a report finalized in late 1997. The results of this study have provided, and will continue to provide in 2002, the framework for determining compensation for executives of the Company.

         The key elements of the Company's executive compensation program consist of base salary, annual bonus and stock options, which, based on the Company's consultant's recommendations and the Compensation Committee's judgment, approximate, depending on the attainment of certain revenue and profitability levels, the following percentages of aggregate compensation: base salary, 100%, 50% or 34%; annual bonus, 0%, 25% or 33%; and stock options, 0%, 25% or 33%; respectively. A general description of the elements of the Company's compensation program, including the bases for the compensation awarded to the Company's Chief Executive Officer for 2001, are discussed below.

         Base Salary. Base salaries are initially determined by evaluating the responsibilities of the position, the experience and contributions of the individual and the salaries for comparable positions in the competitive marketplace. Base salary levels for the Company's executive officers are generally positioned at the midpoint of the range for comparable positions in companies of similar size offering similar services. While the Company believes it offers competitive base salaries, the Company attempts to keep executive base salary increases as low as possible in order to limit the Company's exposure if performance targets are not met.

         Annual Bonus. The Company's executive officers are eligible for annual cash bonus awards under the Company's incentive compensation program. Under this program, Company and individual performance objectives are established at the beginning of each year. Company performance objectives are based on the Company obtaining certain levels of revenues and/or net profits. Individual performance objectives are oriented to long-term objectives of the Company, with stated goals and activities to achieve those objectives specified for each individual.

         Stock Options. The 1997 Equity Incentive Plan and the 2001 Equity Incentive Plan are designed to encourage and create ownership of Common Stock by key executives, thereby promoting a close identity of interests between the Company's management and its shareholders. The 1997 Equity Incentive Plan and the 2001 Equity Incentive Plan are designed to motivate and reward executives for long-term strategic management and the enhancement of shareholder value. The Compensation Committee has determined that stock option grants to the Company's associates, including key executive officers, are consistent with the Company's best interest and the Company's overall compensation program.

         Stock options are granted with an exercise price equal to the market value of the Common Stock on the date of grant. Vesting schedules are designed to encourage the creation of shareholder value over the long-term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years and the executive remains in the Company's employ.

         Two of the named executive officers, Ms. Raasch and Mr. Beans, were granted stock options in 2001 based on the achievement of individual performance goals for 2001. See above under "--Stock Options."

         Chief Executive Officer Compensation. During 2001, the Company's Chief Executive Officer, Michael D. Hays, was paid a salary of $140,000 and was awarded a bonus of $26,250. In evaluating Mr. Hays' performance during 2001, the Compensation Committee considered the Company's overall financial performance and the achievement of long-term objectives of the Company.

         Section 162 (m) Limitation. The Company anticipates that all 2002 compensation to executives will be fully deductible under Section 162(m) of the Internal Revenue Code. Therefore, the Company determined that a policy with respect to qualifying compensation paid to executive officers for deductibility is not necessary.

                          NATIONAL RESEARCH CORPORATION
                             COMPENSATION COMMITTEE

                          Paul C. Schorr, III, Chairman
                                John N. Nunnelly


                             PERFORMANCE INFORMATION

         The following graph compares on a cumulative basis changes since October 10, 1997 (the date on which the Common Stock was first publicly traded) in (a) the total shareholder return on the Common Stock with (b) the total return on the Nasdaq Stock Market (U.S.) Index and (c) the total return on the Russell 2000 Index. Such changes have been measured by dividing (a) the sum of
(i) the amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the price per share at the end of and the beginning of the measurement period, by (b) the price per share at the beginning of the measurement period. The graph assumes $100 was invested on October 10, 1997 in Common Stock, the Nasdaq Stock Market (U.S.) Index and the Russell 2000 Index.

         The Russell 2000 Index is an index of companies with market capitalizations similar to the Company. The Company has selected this index because, at this time, the Company does not believe it can reasonably identify a peer group for comparison. The Company believes that an index of companies with similar market capitalizations provides a reasonable basis for comparing total shareholder returns.

                               [GRAPHIC OMITTED]

---------------------------------------------------------------------------------------------------------------------------------
                                      October 10,     December 31,   December 31,   December 31,   December 31,    December 31,
                                         1997             1997           1998           1999           2000           2001
---------------------------------------------------------------------------------------------------------------------------------
NATIONAL RESEARCH CORPORATION           $100             $44.17         $31.67         $26.67         $26.67          $41.73
--------------------------------------------------------------------------------------------------------------------------------
NASDAQ STOCK MARKET (U.S.) INDEX         100              90.52         127.62         237.16         142.65          113.19
--------------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX                       100              96.46          94.01         113.99         110.54          113.29
--------------------------------------------------------------------------------------------------------------------------------


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports concerning their ownership of Company equity securities with the Securities and Exchange Commission and the Company. Based solely upon information provided to the Company by individual directors and executive officers, the Company believes that during the fiscal year ended December 31, 2001 all of its directors and executive officers complied with the Section 16(a) filing requirements, except for the Form 3 of JoAnn M. Martin, which was filed late.

                   APPROVAL OF THE 2001 EQUITY INCENTIVE PLAN

GENERAL

         The Company currently has in effect the 1997 Equity Incentive Plan, under which no additional awards may be granted. To allow for additional equity-based compensation awards to be made by the Company, the Board has unanimously adopted the 2001 Equity Incentive Plan contingent upon shareholder approval of the 2001 Equity Incentive Plan at the Annual Meeting. The following summary description of the 2001 Equity Incentive Plan is qualified in its entirety by reference to the full text of the 2001 Equity Incentive Plan which is attached to this proxy statement as Appendix A.

PURPOSE

         The purpose of the 2001 Equity Incentive Plan is to promote the best interests of the Company and its shareholders by providing associates (i.e., employees) of the Company and its affiliates with an opportunity to acquire a proprietary interest in the Company. The 2001 Equity Incentive Plan is intended to promote continuity of management and to provide increased incentive and personal interest in the welfare of the Company to associates upon whose judgment, interest and special effort the successful conduct of the Company's business depends.

ADMINISTRATION AND ELIGIBILITY

         The 2001 Equity Incentive Plan is required to be administered by a committee of the Board (the "Committee") consisting of no less than two directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and each of whom is also an "outside director" within the meaning of
Section 162(m)(4)(C) of the Internal Revenue Code. In the event that the Committee is not appointed, the functions of the Committee will be exercised by the Board. Among other functions, the Committee has the authority to designate participants; to determine the types of awards to be granted to participants and the number of shares covered by such awards; and to set the terms and conditions of such awards. The Committee may also determine whether the payment of any proceeds of any award shall or may be deferred by a participant. Subject to the express terms of the 2001 Equity Incentive Plan, determinations and interpretations with respect to the 2001 Equity Incentive Plan and award agreements will be in the sole discretion of the Committee, whose determinations and interpretations will be binding on all parties. The Compensation Committee has been designated as the current administrator of the Plan.

         Any associate of the Company or any affiliate is eligible to be granted awards by the Committee under the 2001 Equity Incentive Plan. Approximately 147 persons are currently eligible to participate in the 2001 Equity Incentive Plan. The number of eligible participants may increase over time based upon future growth of the Company.

AWARDS UNDER THE 2001 EQUITY INCENTIVE PLAN; AVAILABLE SHARES

         The 2001 Equity Incentive Plan authorizes the granting to associates of: (a) stock options, which may be either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code or non-qualified stock options; (b) stock appreciation rights; (c) restricted stock; (d) performance shares and (e) other stock-based awards and benefits. The 2001 Equity Incentive Plan provides that up to a total of 600,000 shares of Common Stock (subject to adjustment as described below) are available for granting of awards under the 2001 Equity Incentive Plan.

         If any shares subject to awards granted under the 2001 Equity Incentive Plan, or to which any award relates, are forfeited or if an award otherwise terminates, expires or is cancelled prior to the delivery of all of the shares or other consideration issuable or payable pursuant to the award, such shares will be available for the granting of new awards under the 2001 Equity Incentive Plan. Any shares delivered pursuant to an award may be either authorized and unissued shares of Common Stock or treasury shares held by the Company.

TERMS OF AWARDS

         OPTION AWARDS. Options granted to participants under the 2001 Equity Incentive Plan may be either incentive stock options or non-qualified stock options. No individual participant may be granted options that could result in such participant exercising options for more than 200,000 shares of Common Stock under the 2001 Equity Incentive Plan (subject to adjustment as described below).

         The exercise price per share of Common Stock subject to options granted under the 2001 Equity Incentive Plan will be determined by the Committee, provided that the exercise price may not be less than 100% of the fair market value of a share of Common Stock on the date of grant. The term of any option granted under the 2001 Equity Incentive Plan will be as determined by the Committee, provided that the term of an incentive stock option may not exceed ten years from the date of its grant. Options granted under the 2001 Equity Incentive Plan will become exercisable in such manner and within such period or periods and in such installments or otherwise as determined by the Committee. Options may be exercised by payment in full of the exercise price, either (at the discretion of the Committee) in cash or in whole or in part by tendering shares of Common Stock or other consideration having a fair market value on the date of exercise equal to the option exercise price. All incentive stock options granted under the 2001 Equity Incentive Plan will also be required to comply with all other terms of Section 422 of the Internal Revenue Code.

         STOCK APPRECIATION RIGHTS. A stock appreciation right granted under the 2001 Equity Incentive Plan will confer on the participant holder a right to receive, upon exercise thereof, the excess of (a) the fair market value of one share of Common Stock on the date of exercise over (b) the grant price of the stock appreciation right as specified by the Committee. The grant price of a stock appreciation right under the 2001 Equity Incentive Plan may not be less than 100% of the fair market value of a share of Common Stock on the date of grant. The grant price, term, methods of exercise, methods of settlement (including whether the holder of a stock appreciation right will be paid in cash, shares of Common Stock or other consideration), and any other terms and conditions of any stock appreciation right granted under the 2001 Equity Incentive Plan are determined by the Committee at the time of grant. Pursuant to the terms of the 2001 Equity Incentive Plan, no individual participant may be granted stock appreciation rights that could result in such participant exercising stock appreciation rights with respect to more than 200,000 shares of Common Stock under the 2001 Equity Incentive Plan (subject to adjustment as described below).

         RESTRICTED STOCK. Shares of restricted Common Stock granted to participants under the 2001 Equity Incentive Plan will be subject to such restrictions as the Committee may impose, including any limitation on the right to vote such shares or receive dividends thereon. The restrictions imposed on the shares may lapse separately or in combination at such time or times, or in such installments or otherwise, as the Committee may deem appropriate. Except as otherwise determined by the Committee, upon termination of a participant's employment for any reason during the applicable restriction period, all shares of restricted stock still subject to restriction will be subject to forfeiture by the participant.

         No participant shall be granted awards relating to more than 75,000 shares of restricted stock. The aggregate number of shares of restricted stock granted under the 2001 Equity Incentive Plan to all participants as a group shall not exceed 200,000. The foregoing numerical limitations on the issuance of shares of restricted stock are subject to adjustment as described below.

         PERFORMANCE SHARES. The 2001 Equity Incentive Plan also provides for the granting of performance shares to participants. The Committee will determine and/or select the applicable performance period, the performance goal or goals (and the performance level or levels related thereto) to be achieved during any performance period, the proportion of payments, if any, to be made for performance between the minimum and full performance levels for any performance goal and, if applicable, the relative percentage weighting given to each of the selected performance goals, the restrictions applicable to shares of restricted stock or restricted stock units received upon payment of performance shares if payment is made in such manner, and any other terms, conditions and rights relating to the grant of performance shares. Under the terms of the 2001 Equity Incentive Plan, the Committee may select from various performance goals, including return on equity, return on investment, return on net assets, economic value added, earnings from operations, pre-tax profits, net earnings, net earnings per share, working capital as a percent of net sales, net cash provided by operating activities, market price per share of Common Stock and total shareholder return. The Committee shall have sole discretion to alter the selected performance goals, subject to shareholder approval, to the extent required to qualify the performance award for the performance-based exemption provided by Section 162(m) of the Internal Revenue Code. In the event the Committee determines it is advisable to grant performance shares which do not qualify for the performance-based exemption, the Committee may make such grants in its discretion.

         Following completion of the applicable performance period, payment on performance shares granted to and earned by participants will be made in shares of Common Stock (which, at the discretion of the Committee, may be shares of restricted stock). Pursuant to the terms of the 2001 Equity Incentive Plan, no participant may be granted more than 75,000 performance shares under the 2001 Equity Incentive Plan (subject to adjustment as described below).

         The Committee may provide that during a performance period a participant be paid cash amounts with respect to each performance share held by the participant, in the same time, manner and amount as dividends paid on a share of Common Stock. Participants shall have no voting rights with respect to the performance shares held by them during the applicable performance period.

OTHER AWARDS AND BENEFITS

         The Committee may grant participants other stock-based awards, subject to such terms and conditions as the Committee determines. The Committee may provide other types of benefits as the Committee determines would further the purposes of the 2001 Equity Incentive Plan.

ADJUSTMENTS

         If any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock so that an adjustment is appropriate, then the Committee will generally have the authority to, in such manner as it deems equitable, adjust (a) the number and type of shares subject to the 2001 Equity Incentive Plan and which thereafter may be made the subject of awards, (b) the number and type of shares subject to individual participant limitations, (c) the number and type of shares subject to outstanding awards, and (d) the grant, purchase or exercise price with respect to any award, or may make provision for a cash payment to the holder of an outstanding award.

LIMITS ON TRANSFERABILITY

         Except as otherwise provided by the Committee, no award granted under the 2001 Equity Incentive Plan (other than an award of restricted stock on which the restrictions have lapsed) may be assigned, sold, transferred or encumbered by any participant, otherwise than by will, by designation of a beneficiary, or by the laws of descent and distribution. Each award will be exercisable during the participant's lifetime only by such participant or, if permissible under applicable law, by the participant's guardian or legal representative.

AMENDMENT AND TERMINATION

         Subject to shareholder approval in certain circumstances, the Board may amend, alter, suspend, discontinue, or terminate the 2001 Equity Incentive Plan. Shareholder approval of any amendment of the 2001 Equity Incentive Plan must be obtained if otherwise required by the Internal Revenue Code or any rules promulgated thereunder (in order to allow for incentive stock options to be granted under the 2001 Equity Incentive Plan) or by the quotation or listing requirements of the Nasdaq National Market or any principal securities exchange or market on which shares of Common Stock are then traded (in order to maintain the listing of the shares thereon). To the extent permitted by applicable law and subject to such shareholder approval as may be required above, the Committee may also amend the 2001 Equity Incentive Plan. Termination of the 2001 Equity Incentive Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force and effect after termination of the 2001 Equity Incentive Plan except as they may lapse or be terminated by their own terms and conditions.

WITHHOLDING

         Not later than the date as of which an amount first becomes includible in the gross income of a participant for federal income tax purposes with respect to any award under the 2001 Equity Incentive Plan, the participant will be required to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising with respect to awards under the 2001 Equity Incentive Plan may be settled with shares of Common Stock (other than shares of restricted stock), including shares of Common Stock that are part of, or are received upon exercise of, the award that gives rise to the withholding requirement. The obligations of the Company under the 2001 Equity Incentive Plan are conditional on such payment or arrangements, and the Company and any affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with shares of Common Stock.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         STOCK OPTIONS. The grant of a stock option under the 2001 Equity Incentive Plan creates no income tax consequences to the participant or the Company. A participant who is granted a non-qualified stock option will generally recognize ordinary income at the time of exercise for each underlying share of Common Stock in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. A subsequent disposition of the Common Stock will generally give rise to capital gain or loss to the extent the amount realized from the disposition differs from the tax basis, i.e., the fair market value of the Common Stock on the date of exercise. This capital gain or loss will be a long-term or short-term capital gain or loss depending upon the length of time the Common Stock is held prior to the disposition.

         In general, a participant will recognize no income or gain as a result of exercise of an incentive stock options for regular tax purposes (income equal to the excess of the fair market value of the underlying Common Stock at such time over the exercise price is recognized for alternative minimum tax purposes). Except as described below, any gain or loss realized by the participant on the disposition of the Common Stock acquired pursuant to the exercise of an incentive stock options will be treated as a long-term capital gain or loss and no deduction will be allowed to the Company. If the participant fails to hold the shares of Common Stock acquired pursuant to the exercise of an incentive stock options for at least two years from the date of grant of the incentive stock options and one year from the date of exercise, the participant will recognize ordinary income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition or (b) the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain. This capital gain will be a long-term capital gain if the Common Stock has been held for more than one year from the date of exercise.

         STOCK APPRECIATION RIGHTS. The grant of a stock appreciation right will create no income tax consequences for the participant or the Company. Upon exercise of a stock appreciation right, the participant will recognize ordinary income equal to the amount of any cash and the fair market value of any shares of Common Stock or other property received, except that if the participant receives an option or shares of restricted stock upon exercise of a stock appreciation right, recognition of income may be deferred in accordance with the rules applicable to such other awards. The Company will generally be entitled to a deduction in the same amount and at the same time as income is recognized by the participant.

         RESTRICTED STOCK. A participant will not recognize income at the time an award of restricted stock is made under the 2001 Equity Incentive Plan, unless the election described below is made. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time reduced by any amount paid for the restricted stock. The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will generally result in capital gain or loss (long-term or short-term depending upon the length of time the restricted stock is held after the time the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid. The Company will generally be entitled to a corresponding compensation deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

         A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award reduced by any amount paid for the restricted stock. The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the election is made, any cash dividends received with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by the Company. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in capital gain or loss (long-term or short-term depending on the holding period). If the participant who has made an election subsequently forfeits the restricted stock, the participant will not be entitled to recognize a capital loss equal to the amount the participant paid for the restricted stock less the amount received upon forfeiture. In addition, the Company would then be required to include as ordinary income the amount of the deduction it originally claimed with respect to such shares.

         PERFORMANCE SHARES. The grant of performance shares will create no income tax consequences for the participant or the Company. Upon the receipt of shares of Common Stock at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares of Common Stock received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to such restricted stock. In addition, the participant will recognize ordinary income equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. The Company will generally be entitled to a deduction in the same amount and at the same time as income is recognized by the participant.

AWARDS UNDER THE 2001 EQUITY INCENTIVE PLAN

         The following table sets forth information with respect to option grants that have been made under the 2001 Equity Incentive Plan to date to the various individuals and groups identified below. All of such options were granted contingent upon shareholder approval of the 2001 Equity Incentive Plan at the Annual Meeting. The options are nonstatutory stock options which, for the named executive officers, vest and become exercisable in 33% increments over a three-year period from the date of grant and which, for all other participants, vest and become exercisable in 50% increments over a two-year period from the date of grant. The options have a per share exercise price equal to 100% of the fair market value of Common Stock on the date of grant, which was $5.75 in the case of Ms. Raasch's options and $7.00 in the case of Mr. Beans. Other than Ms. Raasch and Mr. Beans, no other named executive officer has been granted options under the 2001 Equity Incentive Plan.

                                       NEW PLAN BENEFITS
                                  2001 EQUITY INCENTIVE PLAN

                                                                                Number of Shares
                                                                                 of Common Stock
Name and Position                                                               Subject to Options
-----------------                                                               ------------------
Jona S. Raasch.............................................................            10,435
  Vice President and Chief Operations Officer

Patrick E. Beans...........................................................             6,429
  Vice President, Treasurer, Secretary and Chief Financial Officer

All executive officers as a group (3 persons)..............................            16,864

All associates (other than executive officers) as a group..................            48,234

         The Company cannot currently determine the number of shares or the type of shares that may be granted to eligible participants under the 2001 Equity Incentive Plan in the future. Such determinations will be made from time to time by the Committee.

         On March 15, 2002, the closing price per share of Common Stock on the Nasdaq National Market was $7.50.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the shares of Common Stock represented and voted at the Annual Meeting with respect to the 2001 Equity Incentive Plan (assuming a quorum is present) is required to approve the 2001 Equity Incentive Plan. Any shares of Common Stock not voted at the Annual Meeting with respect to the 2001 Equity Incentive Plan (whether as a result of broker non-votes or otherwise, except abstentions) will have no impact on the vote. Shares of Common Stock as to which holders abstain from voting will be treated as votes against the 2001 Equity Incentive Plan.

         THE BOARD RECOMMENDS A VOTE "FOR" THE 2001 Equity Incentive Plan. SHARES OF THE COMPANY'S COMMON STOCK REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" THE 2001 Equity Incentive Plan.


                                  MISCELLANEOUS

INDEPENDENT AUDITORS

         KPMG LLP acted as the independent auditors for the Company in 2001 and it is anticipated that such firm will be similarly appointed to act in 2002. Representatives of KPMG LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS

         Proposals which shareholders of the Company intend to present at and have included in the Company's proxy statement for the 2003 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), must be received by the Company by the close of business on December 6, 2002. In addition, a shareholder who otherwise intends to present business at the 2003 annual meeting (including, nominating persons for election as directors) must comply with the requirements set forth in the Company's By-Laws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the By-Laws, to the Secretary of the Company not less than 60 days and not more than 90 days prior to the second Wednesday in the month of April (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days). Under the By-Laws, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., proposals shareholders intend to present at the 2003 annual meeting but do not intend to include in the Company's proxy statement for such meeting) prior to February 8, 2003, then the notice will be considered untimely and the Company will not be required to present such proposal at the 2003 annual meeting. If the Board chooses to present such proposal at the 2003 annual meeting, then the persons named in proxies solicited by the Board for the 2003 annual meeting may exercise discretionary voting power with respect to such proposal.

OTHER MATTERS

         The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited personally and by telephone by certain officers and regular associates of the Company. The Company will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold Common Stock.

         Pursuant to the rules of the Securities and Exchange Commission, services that deliver the Company's communications to shareholders that hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company's annual report to shareholders and proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the annual report to shareholders and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered. Shareholders may notify the Company of their requests by calling or writing Patrick E. Beans, Secretary, National Research Corporation, 1245 "Q" Street, Lincoln, Nebraska 68508.

                                             By Order of the Board of Directors
                                             NATIONAL RESEARCH CORPORATION


                                             Patrick E. Beans
                                             Secretary


April 5, 2002

                                                                      APPENDIX A


                          NATIONAL RESEARCH CORPORATION
                           2001 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE

         The purpose of the National Research Corporation 2001 Equity Incentive Plan (the "Plan") is to promote the best interests of National Research Corporation (together with any successor thereto, the "Company") and its shareholders by providing associates (i.e., employees) of the Company and its Affiliates (as defined below) with an opportunity to acquire a proprietary interest in the Company. It is intended that the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by associates upon whose judgment, interest and special effort the successful conduct of the Company's business is dependent.

SECTION 2. DEFINITIONS

         As used in the Plan, the following terms shall have the respective meanings set forth below:

         (a) "Affiliate" shall mean any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company.

         (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Performance Share or other award granted under the Plan.

         (c) "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (e) "Commission" shall mean the United States Securities and Exchange Commission or any successor agency.

         (f) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan and composed of not less than two directors, each of whom shall qualify as a "non-employee director" within the meaning of Rule 16b-3 and as an "outside director" within the meaning of Section 162(m)(4)(C) of the Code (or any successor provision thereto).

         (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         (h) "Excluded Items" shall mean any items which the Committee determines shall be excluded in fixing Performance Goals, such as any gains or losses from discontinued operations, any extraordinary gains or losses and the effects of accounting changes.

         (i) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

         (j) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code (or any successor provision thereto).

         (k) "Non-Qualified Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

         (l) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

         (m) "Participant" shall mean any officer or other associate (i.e., employee) of the Company or of any Affiliate designated to be granted an Award under the Plan. Members of the Company's Board of Directors who are not associates of the Company or of any Affiliate shall not be eligible to receive Awards under the Plan.

         (n) "Performance Goals" shall mean any of the following (in all cases after excluding the impact of applicable Excluded Items):

                  (i) Return on equity for the Performance Period for the Company on a consolidated basis.

                  (ii) Return on investment for the Performance Period (aa) for the Company on a consolidated basis, (bb) for any one or more Affiliates or divisions of the Company and/or (cc) for any other business unit or units of the Company as defined by the Committee at the time of selection.

                  (iii) Return on net assets for the Performance Period (aa) for the Company on a consolidated basis, (bb) for any one or more Affiliates or divisions of the Company and/or (cc) for any other business unit or units of the Company as defined by the Committee at the time of selection.

                  (iv) Economic value added (as defined by the Committee at the time of selection) for the Performance Period (aa) for the Company on a consolidated basis, (bb) for any one or more Affiliates or divisions of the Company and/or (cc) for any other business unit or units of the Company as defined by the Committee at the time of selection.

                  (v) Earnings from operations for the Performance Period (aa) for the Company on a consolidated basis, (bb) for any one or more Affiliates or divisions of the Company and/or (cc) for any other business unit or units of the Company as defined by the Committee at the time of selection.

                  (vi) Pre-tax profits for the Performance Period (aa) for the Company on a consolidated basis, (bb) for any one or more Affiliates or divisions of the Company and/or (cc) for any other business unit or units of the Company as defined by the Committee at the time of selection.

                  (vii) Net earnings for the Performance Period (aa) for the Company on a consolidated basis, (bb) for any one or more Affiliates or divisions of the Company and/or (cc) for any other business unit or units of the Company as defined by the Committee at the time of selection.

                  (viii) Net earnings per Share for the Performance Period for the Company on a consolidated basis.

                  (ix) Working capital as a percent of net sales for the Performance Period (aa) for the Company on a consolidated basis, (bb) for any one or more Affiliates or divisions of the Company and/or (cc) for any other business unit or units of the Company as defined by the Committee at the time of selection.

                  (x) Net cash provided by operating activities for the Performance Period (aa) for the Company on a consolidated basis, (bb) for any one or more Affiliates or divisions of the Company and/or (cc) for any other business unit or units of the Company as defined by the Committee at the time of selection.

                  (xi) Market price per Share for the Performance Period.

                  (xii) Total shareholder return for the Performance Period for the Company on a consolidated basis.

         (o) "Performance Period" shall mean, in relation to Performance Shares or Options subject to Performance Goals, any period for which a Performance Goal or Goals have been established.

         (p) "Performance Share" shall mean any right granted under Section 6(d) of the Plan that will be paid out as a Share (which, in specified circumstances, may be a Share of Restricted Stock).

         (q) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

         (r) "Released Securities" shall mean Shares of Restricted Stock with respect to which all applicable restrictions have expired, lapsed, or been waived.

         (s) "Restricted Securities" shall mean Awards of Restricted Stock or other Awards under which issued and outstanding Shares are held subject to certain restrictions.

         (t) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan or, in specified circumstances, a Share paid in connection with a Performance Share under Section 6(d) of the Plan.

         (u) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission under the Exchange Act, or any successor rule or regulation thereto.

         (v) "Shares" shall mean shares of common stock of the Company, $.001 par value, and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(b) of the Plan.

         (w) "Stock Appreciation Right" shall mean any right granted under
Section 6(b) of the Plan.

SECTION 3. ADMINISTRATION

         The Plan shall be administered by the Committee; provided, however, that if at any time the Committee shall not be in existence, the functions of the Committee as specified in the Plan shall be exercised by the Board of Directors of the Company (the "Board") and all references to the Committee herein shall include the Board. To the extent permitted by applicable law, the Board may delegate to another committee of the Board or to one or more senior officers of the Company any or all of the authority and responsibility of the Committee with respect to the Plan, other than with respect to Participants who are subject to Section 16 of the Exchange Act. To the extent that the Board has delegated to such other committee or one or more officers the authority and responsibility of the Committee, all references to the Committee herein shall include such other committee or one or more officers.

         Subject to the terms of the Plan and without limitation by reason of enumeration, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards granted to a Participant; (iv) determine the terms and conditions of any Award granted to a Participant; (v) determine whether, to what extent, and under what circumstances Awards granted to Participants may be settled or exercised in cash, Shares, other securities, other Awards, or other property, and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other Awards, and other amounts payable with respect to an Award granted to Participants under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan (including, without limitation, any Award Agreement); (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder, and any associate of the Company or of any Affiliate.

SECTION 4. SHARES AVAILABLE FOR AWARD

         (a) SHARES AVAILABLE. Subject to adjustment as provided in Section
4(b):

                  (i) NUMBER OF SHARES AVAILABLE. The number of Shares with respect to which Awards may be granted under the Plan shall be 600,000. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which any Award relates, are forfeited or if an Award otherwise terminates, expires or is cancelled prior to the delivery of all of the Shares or of other consideration issuable or payable pursuant to such Award, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of additional Awards under the Plan.

                  (ii) LIMITATIONS ON AWARDS TO INDIVIDUAL PARTICIPANTS. No Participant shall be granted Awards under the Plan that could result in such Participant exercising Options for, or Stock Appreciation Rights with respect to, more than 200,000 Shares or receiving Awards relating to more than 75,000 Shares of Restricted Stock or more than 75,000 Performance Shares under the Plan. Such number of Shares as specified in the preceding sentence shall be subject to adjustment in accordance with the terms of Section 4(b) hereof. In all cases, determinations under this Section 4(a)(ii) shall be made in a manner that is consistent with the exemption for performance-based compensation provided by Section 162(m) of the Code (or any successor provision thereto) and any regulations promulgated thereunder.

                  (iii) ACCOUNTING FOR AWARDS. The number of Shares covered by an Award under the Plan, or to which such Award relates, shall be counted on the date of grant of such Award against the number of Shares available for granting Awards under the Plan.

                  (iv) SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

         (b) ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to the Plan and which thereafter may be made the subject of Awards under the Plan, (ii) the number and type of Shares subject to outstanding Awards, and
(iii) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b) of the Code (or any successor provision thereto); and provided further that the number of Shares subject to any Award payable or denominated in Shares shall always be a whole number.

SECTION 5. ELIGIBILITY

         Any associate of the Company or of any Affiliate, including any officer or associate-director of the Company or of any Affiliate, shall be eligible to be designated a Participant.

SECTION 6. AWARDS

         (a) OPTION AWARDS. The Committee is hereby authorized to grant Options to any eligible associate of the Company or of any Affiliate with the terms and conditions as set forth below and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

                  (i) EXERCISE PRICE. The exercise price per Share of an Option granted pursuant to this Section 6(a) shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

                  (ii) OPTION TERM. The term of each Option shall be fixed by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

                  (iii) EXERCISABILITY AND METHOD OF EXERCISE. An Option shall become exercisable in such manner and within such period or periods and in such installments or otherwise as shall be determined by the Committee, which may include, at the discretion of the Committee, the attainment of one or more Performance Goals. The Committee also shall determine the method or methods by which, and the form or forms, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect to any Option may be made or deemed to have been made.

                  (iv) INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code (or any successor provision thereto) and any regulations promulgated thereunder. Notwithstanding any provision in the Plan to the contrary, no Incentive Stock Option may be granted hereunder after August 2, 2011.

         (b) STOCK APPRECIATION RIGHTS. The Committee is hereby authorized to grant Stock Appreciation Rights to any eligible associate of the Company or of any Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement (including whether the Participant will be paid in cash, Shares, other securities, other Awards, or other property, or any combination thereof), and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

         (c) RESTRICTED STOCK AWARDS.

                  (i) ISSUANCE. The Committee is hereby authorized to grant Awards of Restricted Stock to any eligible associate of the Company or of any Affiliate; provided, however, that the aggregate number of Shares of Restricted Stock granted under the Plan to all Participants as a group shall not exceed 200,000 (such number of Shares subject to adjustment in accordance with the terms of Section 4(b) hereof).

                  (ii) RESTRICTIONS. Shares of Restricted Stock granted to Participants shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

                  (iii) REGISTRATION. Any Restricted Stock granted under the Plan to a Participant may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the

         Plan to a Participant, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend (as determined by the Committee) referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                  (iv) PAYMENT OF RESTRICTED STOCK. At the end of the applicable restriction period relating to Restricted Stock granted to a Participant, one or more stock certificates for the appropriate number of Shares, free of restrictions imposed under the Plan, shall be delivered to the Participant, or, if the Participant received stock certificates representing the Restricted Stock at the time of grant, the legends placed on such certificates shall be removed.

                  (v) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment of a Participant (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock still subject to restriction shall be forfeited by the Participant; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock held by a Participant.

         (d) PERFORMANCE SHARES.

                  (i) ISSUANCE. The Committee is hereby authorized to grant Awards of Performance Shares to any eligible associate of the Company or of any Affiliate.

                  (ii) PERFORMANCE GOALS AND OTHER TERMS. The Committee shall determine the Performance Period, the Performance Goal or Goals (and the performance level or levels related thereto) to be achieved during any Performance Period, the proportion of payments, if any, to be made for performance between the minimum and full performance levels for any Performance Goal and, if applicable, the relative percentage weighting given to each of the selected Performance Goals, the restrictions applicable to Shares of Restricted Stock received upon payment of Performance Shares if Performance Shares are paid in such manner, and any other terms, conditions and rights relating to a grant of Performance Shares. The Committee shall have sole discretion to alter the selected Performance Goals set forth in Section 2(p), subject to shareholder approval, to the extent required to qualify the Award for the performance-based exemption provided by Section 162(m) of the Code (or any successor provision thereto). Notwithstanding the foregoing, in the event the Committee determines it is advisable to grant Performance Shares which do not qualify for the performance-based exemption under
         Section 162(m) of the Code (or any successor provision thereto), the Committee may make such grants without satisfying the requirements thereof.

                  (iii) RIGHTS AND BENEFITS DURING THE PERFORMANCE PERIOD. The Committee may provide that, during a Performance Period, a Participant shall be paid cash amounts, with respect to each Performance Share held by such Participant, in the same manner, at the same time, and in the same amount paid, as a cash dividend on a Share. Participants shall have no voting rights with respect to Performance Shares held by them.

                  (iv) PAYMENT OF PERFORMANCE SHARES. As soon as is reasonably practicable following the end of the applicable Performance Period, and subject to the Committee certifying in writing as to the satisfaction of the requisite Performance Goal or Goals if such certification is required in order to qualify the Award for the performance-based exemption provided by Section 162(m) of the Code (or any successor provision thereto), one or more certificates representing the number of Shares equal to the number of Performance Shares payable shall be registered in the name of and delivered to the Participant; provided, however, that any Shares of Restricted Stock payable in connection with Performance Shares shall, pending the expiration, lapse, or waiver of the applicable restrictions, be evidenced in the manner as set forth in
         Section 6(c)(iii) hereof.

         (e) OTHER AWARDS.

                  (i) OTHER STOCK-BASED AWARDS. Other awards, valued in whole or in part by reference to, or otherwise based on, Shares may be granted either alone or in addition to or in conjunction with other Awards for such consideration, if any, and in such amounts and having such terms and conditions as the Committee may determine.

                  (ii) OTHER BENEFITS. The Committee shall have the right to provide types of benefits under the Plan in addition to those specifically listed if the Committee believes that such benefits would further the purposes for which the Plan was established.

         (f) GENERAL.

                  (i) NO CONSIDERATION FOR AWARDS. Awards shall be granted to Participants for no cash consideration unless otherwise determined by the Committee.

                  (ii) AWARD AGREEMENTS. Each Award granted under the Plan shall be evidenced by an Award Agreement in such form (consistent with the terms of the Plan) as shall have been approved by the Committee.

                  (iii) AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards to Participants under the Plan may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

                  (iv) FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award to a Participant may be made in such form or forms as the Committee shall determine, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of interest on installment or deferred payments.

                  (v) LIMITS ON TRANSFER OF AWARDS. No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of an Award of Restricted Securities, to the Company); provided, however, that a Participant at the discretion of the Committee may be entitled, in the manner established by the Committee,
         (A) to designate a beneficiary or beneficiaries to exercise his or her rights, and to receive any property distributable, with respect to any Award upon the death of the Participant; or (B) transfer any Award. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

                  (vi) TERM OF AWARDS. Except as otherwise provided in the Plan, the term of each Award shall be for such period as may be determined by the Committee.

                  (vii) SHARE CERTIFICATES; REPRESENTATION. In addition to the restrictions imposed pursuant to Section 6(c) and Section 6(d) hereof, all certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Commission, any stock exchange or other market upon which such Shares are then listed or traded, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Committee may require each Participant or other Person who acquires Shares under the Plan by means of an Award originally made to a Participant to represent to the Company in writing that such Participant or other Person is acquiring the Shares without a view to the distribution thereof.

                  (viii) WAIVER OF CONDITIONS. The Committee may, in whole or in part, waive any conditions or other restrictions with respect to any Award.

SECTION 7. AMENDMENT AND TERMINATION OF THE PLAN; CORRECTION OF DEFECTS AND OMISSIONS

         (a) AMENDMENTS TO AND TERMINATION OF THE PLAN. Except as otherwise provided herein, the Board may at any time amend, alter, suspend, discontinue, or terminate the Plan; provided, however, that shareholder approval of any amendment of the Plan shall also be obtained if otherwise required by: (i) the Code or any rules promulgated thereunder (in order to allow for Incentive Stock Options to be granted under the Plan), or (ii) the quotation or listing requirements of the Nasdaq National Market or any principal securities exchange or market on which the Shares are then traded (in order to maintain the quotation or listing of the Shares thereon). To the extent permitted by applicable law and subject to such shareholder approval as may be required above, the Committee may also amend the Plan, provided that any such amendments shall be reported to the Board. Termination of the Plan shall not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

         (b) CORRECTION OF DEFECTS, OMISSIONS AND INCONSISTENCIES. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in any Award or Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8. GENERAL PROVISIONS

         (a) NO RIGHTS TO AWARDS. No associate of the Company or of any Affiliate, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of associates of the Company or of any Affiliate, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant.

         (b) WITHHOLDING. No later than the date as of which an amount first becomes includible in the gross income of a Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising with respect to Awards to Participants under the Plan may be settled with Shares (other than Restricted Securities), including Shares that are part of, or are received upon exercise of, the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with Shares.

         (c) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

         (d) RIGHTS AND STATUS OF RECIPIENTS OF AWARDS. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. Except for rights accorded under the Plan and under any applicable Award Agreement, Participants shall have no rights as holders of Shares as a result of the granting of Awards hereunder.

         (e) NO COMPENSATION FOR BENEFIT PLANS. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company or any Affiliate for the benefit of its associates unless the Company or appropriate Affiliate shall determine otherwise.

         (f) APPROVAL OF MATERIAL TERMS OF PERFORMANCE GOALS. Notwithstanding anything herein to the contrary, if so determined by the Board, the Plan provisions specifying the material terms of the Plan's performance goals (within the meaning of Code Section 162(m)) shall be submitted to the shareholders of the Company for re-approval no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved such Plan provisions.

         (g) UNFUNDED STATUS OF THE PLAN. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other Person. To the extent any Person holds any right by virtue of a grant under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

         (h) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Nebraska and applicable Federal law.

         (i) SEVERABILITY. If any provision of the Plan or any Award Agreement or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan, any Award Agreement or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, any Award Agreement or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan, any such Award Agreement and any such Award shall remain in full force and effect.

         (j) NO FRACTIONAL SHARES. No fractional Shares or other securities shall be issued or delivered pursuant to the Plan, any Award Agreement or any Award, and the Committee shall determine (except as otherwise provided in the Plan) whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights thereto shall be canceled, terminated, or otherwise eliminated.

         (k) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 9. EFFECTIVE DATE OF THE PLAN

         The Plan shall be effective on the day of its adoption by the Board, August 2, 2001, subject to the approval and ratification of the Plan by the shareholders of the Company within twelve months of the effective date, and any and all Awards made under the Plan prior to such approval shall be subject to such approval .

                         NATIONAL RESEARCH CORPORATION
                      2002 ANNUAL MEETING OF SHAREHOLDERS












     PLEASE DETACH BELOW, SIGN, DATE AND RETURN USING THE ENVELOPE PROVIDED



                          NATIONAL RESEARCH CORPORATION
                       2002 ANNUAL MEETING OF SHAREHOLDERS
           This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby appoints Michael D. Hays and Patrick E. Beans, and each of them, as Proxies with the power of substitution (to act jointly or if only one acts then by that one) and hereby authorizes them to represent and to vote as designated below all of the shares of Common Stock of National Research Corporation held of record by the undersigned on March 15, 2002, at the annual meeting of shareholders to be held on May 1, 2002, or any adjournment or postponement thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the election of the Board's nominees and for the National Research Corporation 2002 Equity Incentive Plan.





                           (SEE REVERSE SIDE TO VOTE)

     PLEASE DETACH BELOW, SIGN, DATE AND RETURN USING THE ENVELOPE PROVIDED


                NATIONAL RESEARCH CORPORATION 2002 ANNUAL MEETING

1.  ELECTION OF DIRECTOR:                             1 - JoAnn M. Martin
    (Term expiring at the 2005 Annual Meeting)        2 - Paul C. Schorr, III


     |_|  FOR the nominees listed       |_|  WITHHOLD AUTHORITY to vote for
          to the left (except as             the nominees listed to the left.
          specified below).

(Instructions: To withhold authority to      ---------------------------------
vote for any indicated nominee(s),
write the number(s) of the nominee(s)     ->
in the box provided to the right.)
                                             ---------------------------------

2.  APPROVAL OF THE NATIONAL RESEARCH CORPORATION 2001 EQUITY INCENTIVE PLAN.

      |_|  FOR                  |_|  AGAINST                 |_|  ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.




Check appropriate box                             Date ___________________, 2002
Indicate changes below:
Address Change?  |_|         Name Change?  |_|

                                                          NO. OF SHARES
                                               ---------------------------------
[ ] Please check this box
    if you plan to attend
    the Annual Meeting.
    Number of persons
    attending: _____.
                                               ---------------------------------
                                               Signature(s) in Box

                                               Please sign exactly as name
                                               appears hereon.  When shares are
                                               held by joint tenants, both
                                               should sign.  When signing as
                                               attorney, executor,
                                               administrator, trustee or
                                               guardian, please give full title
                                               as such.  If a corporation,
                                               please sign in full corporate
                                               name by President or other
                                               authorized officer.  If a
                                               partnership, please sign in
                                               partnership name by authorized
                                               person.